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                                                                    EXHIBIT 10.6

                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT, dated as of September 24, 2002 (this "Agreement"), is by and between U.S. Plastic Lumber Corp. (the "Company") and Halifax Fund L.P. (the "Holder"). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed thereto in the Exchange and Repurchase Agreement, dated as of the date hereof (the "Exchange Agreement"), between the Company and the Holder.

         WHEREAS, it is a condition precedent to the transactions contemplated by the Exchange Agreement and the other Transaction Documents that the 2000 Purchase Agreement, the 2001 Purchase Agreement, the 2000 Debenture, the 2001 Debenture, the Preferred Shares, the 2000 Registration Rights Agreement and the 2001 Registration Rights Agreement (collectively, the "Existing Instruments") are terminated and of no further force or effect.

         NOW, THEREFORE, in consideration for the mutual covenants, representations and warranties made in the Exchange Agreement and the other Transaction Documents, the Company and the Holder hereby acknowledge and agree that, effective as of the date hereof, each Existing Instrument is terminated and of no further force or effect, and neither the Company, the Holder nor any of their respective officers, directors, partners, subsidiaries, parents, or any other affiliates shall be entitled to any further payments, fees or other rights of any kind, or be subject to any further obligations or other liabilities of any kind, under any of the Existing Instruments; PROVIDED, HOWEVER, that the indemnification agreements contained in the 2000 Registration Rights Agreement and the 2001 Registration Rights Agreement, respectively, shall not be affected by this Termination Agreement, and shall remain in full force and effect. In furtherance of the foregoing, the Company and the Holder agree that, to the extent reasonably requested by the other party, the Company or the Holder, as the case may be, shall, or shall cause its affiliates to, execute and deliver such acknowledgements and terminations necessary to effectuate the intent of this Agreement. Notwithstanding the foregoing, nothing contained herein shall be construed to limit or otherwise affect any party's rights or remedies arising under, or in connection with the transactions contemplated by, the Exchange Agreement and the other Transaction Documents.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto. This Agreement shall be binding upon each of the parties hereto, their successors and assigns, and shall inure to the benefit of the other parties hereto and their successors and assigns.



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         This Agreement, together with the Exchange Agreement and the other
Transaction Documents, constitutes the entire agreement of the parties hereto as to the subject matter hereof, and all prior agreements or understandings within the scope of the subject matter of this Agreement are, upon the execution and delivery of this Agreement, superseded, null and void.

         This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first above written.

                                            U.S. PLASTIC LUMBER CORP.


                                            By: /s/ Bruce Rosetto
                                               --------------------------------
                                                     Name: Bruce Rosetto
                                                     Title: Secretary


                                            HALIFAX FUND, L.P.

                                            By:  THE PALLADIN GROUP, L.P.,
                                                     Attorney-in-Fact


                                            By: Maurice Hryshko
                                               --------------------------------
                                               Name: Maurice Hryshko
                                               Title: Counsel





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